WALTHAUSEN FUNDS

Walthausen Select Value Fund (the “Fund”)

Institutional Class (WSVIX)
Retail Class (WSVRX)

     Supplement dated November 1, 2016
to the Prospectus and Statement of Additional Information dated June 1, 2016

Effective November 1, 2016 the Advisor permanently lowered its investment management fee to an annual rate equal to 0.90% of the Fund’s average daily net assets. Prior to the reduction the investment management fee was 1.00%.

The following changes are made in the Prospectus.

The following disclosure replaces, in its entirety, the table entitled “Fees and Expenses of the Fund” on page 1 of the Prospectus:

Fees and Expenses of the Fund
The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

	Institutional	Retail
	Class	Class
Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None	None
Deferred Sales Charge (Load)	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None

REDEMPTION FEES (as a percentage of the amount redeemed)	2.00%	2.00%
On shares sold after holding them for 90 days or less.

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution 12b-1 Fees	0.00%	0.00%
Other Expenses	0.45%	0.45%
Total Annual Fund Operating Expenses	1.35%	1.35%
Fee Waiver / Expense Reimbursement (1)	(0.25%)	(0.00%)
Total Annual Fund Operating Expenses After Fee Waiver	1.10%	1.35%

(1) The Advisor has contractually agreed to waive, for the Institutional Class Shares through May 31, 2017, 0.25% of the 0.45% Services Agreement fees applicable for Fund average daily net assets up to $100 million. The Advisor may not terminate the fee waiver before May 31, 2017. The Trustees may terminate the expense waiver upon notice to the Advisor.

Expense Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. The one year expense example includes the effect of the fee waiver. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Walthausen Select Value Fund	One Year	Three Years	Five Years	Ten Years
Institutional Class	$112	$403	$715	$1,602
Retail Class	$137	$428	$739	$1,624

The following disclosure replaces, in its entirety, the first two paragraphs under “The Principal Investment Strategy of the Fund” on page 2 of the Prospectus:

The Fund invests primarily in common stocks of small and mid capitalization companies that the Advisor believes have the potential for capital appreciation. Small and mid capitalization companies are defined by the Advisor as those with market capitalizations of $7 billion or less at the time of purchase. The Fund typically invests in 40 to 50 companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. common stocks of small and mid capitalization companies, as defined above. The Fund emphasizes a “value” investment style, investing in companies that appear under-priced according to certain financial measurements of their worth or business prospects. Financial measures which are used to assess value are Price to Book ratio and Enterprise Value to EBITDA ratio compared to valuations which prevail in the market and in comparable securities. The Advisor defines Enterprise Value as the market value of a company’s equity, debt and unfunded pension claims, less cash. EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.

The Advisor may sell a company when the company reaches the Advisor’s appraised value, when there is a more attractively priced company as an alternative, when the fundamentals of the business have changed, or when the Advisor determines that management of the company is not enhancing shareholder value. These portfolio reviews are conducted continuously through close monitoring of stock prices, changes in the economy, and corporate developments.

The following disclosure replaces, in its entirety, the first paragraph under “The Principal Investment Strategy of the Fund” on page 5 of the Prospectus:

The Fund invests primarily in common stocks of small and mid capitalization companies that the Advisor believes have the potential for capital appreciation. Small and mid capitalization companies are defined by the Advisor as those with market capitalizations of $7 billion or less at the time of purchase. The Fund typically invests in 40 to 50 companies. Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. common stocks of small and mid capitalization companies, as defined above. The Fund emphasizes a “value” investment style, investing in companies that appear under-priced according to certain financial measurements of their worth or business prospects. Financial measures which are used to assess value are Price to Book ratio and Enterprise Value to EBITDA ratio compared to valuations which prevail in the market and in comparable securities. The Advisor defines Enterprise Value as the market value of a company’s equity, debt and unfunded pension claims, less cash. EBITDA is a company’s earnings before interest, taxes, depreciation and amortization. The Fund may invest in other securities as described in the Statement of Additional Information, which is available upon request.

The following disclosure is added to the second paragraph under “The Investment Selection Process Used by the Fund” on page 5 of the Prospectus:

These portfolio reviews are conducted continuously through close monitoring of stock prices, changes in the economy, and corporate developments.

The following disclosure is added to the third paragraph under “The Investment Advisor” on page 7 of the Prospectus and the first paragraph on page 8 of the Statement of Additional Information:

Effective November 1, 2016 the Advisor permanently lowered its investment management fee to an annual rate equal to 0.90% of the Fund’s average daily net assets.

     You should read this Supplement in conjunction with the Fund's Prospectus and Statement of Additional Information dated June 1, 2016. These documents provide the information a prospective investor ought to know before investing and have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-925-8428.